Supplement dated November 3, 2021
to the Prospectus and Statement of Additional information (SAI) of the following fund (the Fund):
Fund	Prospectus and SAI Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Partners Core Bond Fund	5/1/2021
Wells Fargo & Company (Wells Fargo) entered into a definitive sale agreement whereby Wells Fargo Asset Management (WFAM) was sold to a holding company affiliated with private funds of GTCR LLC and of Reverence Capital Partners, L.P and will no longer be an entity of Wells Fargo. The transaction closed on November 1, 2021, subject to customary closing conditions. Upon the closing of the sale transaction, WFAM announced that it will be changing its name to Allspring Global Investments. As such, upon close, all references to the entity known as Wells Capital Management Incorporated are hereby changed to Allspring Global Investments, LLC.
Shareholders should retain this Supplement for future reference.
C-3025-1 A (11/21)